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 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________
FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2014

____________________________________________
 SUN HYDRAULICS CORPORATION
(Exact name of registrant as specified in its charter)

____________________________________________

Florida	0-21835	59-2754337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway, Sarasota, Florida	34243
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 941-362-1200

(Former name or former address, if changed since last report.)
 ____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On March 3, 2014, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing its financial results for the fourth fiscal quarter of 2013 and the 2013 fiscal year.

Item 8.01.	Other Events
On March 3, 2014, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing the declaration of a special shared distribution, including a cash dividend to shareholders of $0.09 per share to be paid on March 31, 2014, to all shareholders of record on March 15, 2014. In addition, the Registrant announced the declaration of a $0.09 per share cash dividend on its common stock, payable on April 15, 2014, to shareholders of record as of March 31, 2014.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
	99.1	Press release dated March 3, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION

By:	/s/ Tricia L. Fulton
Tricia L. Fulton
Chief Financial Officer (Principal Financial and Accounting Officer)
Dated: March 3, 2014

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